UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2009

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other jurisdiction of incorporation)	(Commission File (Number)	(I.R.S. Employer Identification No.)

235 East 42nd Street	10017
New York, New York (Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:
(212) 733-2323

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 16, 2009, Pfizer Inc. ("Pfizer") commenced a consent solicitation to seek consent from the holders of Wyeth’s 6.700% Notes due 2011 (CUSIP No. 026609AM); 6.700% Notes due 2011 (CUSIP No. 026609AJ); 5.250% Notes due 2013 (CUSIP No. 983024AA); 5.500% Notes due 2014 (CUSIP No. 983024AE); 5.500% Notes due 2016 (CUSIP No. 983024AJ); 5.450% Notes due 2017 (CUSIP No. 983024AM); 7.250% Notes due 2023 (CUSIP No. 026609AC); 6.450% Notes due 2024 (CUSIP No. 983024AF); 6.500% Notes due 2034 (CUSIP No. 983024AG); 6.000% Notes due 2036 (CUSIP No. 983024AL); and 5.950% Notes due 2037 (CUSIP No. 983024AN) (collectively, the “Securities”), to amend certain provisions of the Indenture, dated April 10, 1992, by and among Wyeth, as successor to American Home Products Corporation and The Bank of New York Mellon (“Trustee”), as successor to Manufacturers Hanover Trust Company, as trustee, as amended (the “Indenture”).

On October 30, 2009, Pfizer announced that it had received consent from at least a majority in aggregate principal amount of Securities outstanding (the “Required Consents”).  As a result of Pfizer’s receipt of the Required Consents, Pfizer entered into the Eighth Supplemental Indenture (“Eighth Supplemental Indenture”), dated as of October 30, 2009, among Wyeth, Pfizer and the Trustee.  The Eighth Supplemental Indenture is attached as Exhibit 4.1 hereto and incorporated by reference herein.  Pursuant to the Eighth Supplemental Indenture, (i) Pfizer issued an unconditional and irrevocable guarantee (the “Pfizer Guarantee”) of the prompt payment, when due, of any amount owed to the holders of the Securities and (ii) certain provisions of the Indenture related to (a) the consolidation or merger of Wyeth or the sale of all or substantially all of Wyeth’s assets; (b) the limitation on Wyeth’s incurrence of liens; (c) the limitation on sale and leaseback transactions by Wyeth; (d) Wyeth’s obligation to publish certain notices in Luxembourg; (e) the cure period in connection with a default in the payment of interest with respect to the Securities; (f) the annual date prior to which Wyeth must deliver a compliance certificate to the Trustee; and (g) Wyeth’s obligation pursuant to the Indenture to file certain SEC reports with the Trustee, were amended.

A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibits	Description
4.1	Eighth Supplemental Indenture, dated October 30, 2009, among Wyeth, Pfizer and The Bank of New York Mellon.
5.1	Opinion of Gene A. Capello, Assistant General Counsel and Assistant Secretary of Pfizer.
23.1	Consent of Gene A. Capello, Assistant General Counsel and Assistant Secretary of Pfizer (included in Exhibit 5.1).
99.1	Press release of Pfizer dated October 30, 2009 announcing the completion of the acquisition of Wyeth.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

By:	/s/ Matthew Lepore
	Name:	Matthew Lepore
	Title:	Vice President, Chief Counsel-Corporate Governance, and Assistant General Counsel

Dated: November 3, 2009

EXHIBIT INDEX

Exhibit No.	Description
4.1	Eighth Supplemental Indenture, dated October 30, 2009, among Wyeth, Pfizer and The Bank of New York Mellon.
5.1	Opinion of Gene A. Capello, Assistant General Counsel and Assistant Secretary of Pfizer.
23.1	Consent of Gene A. Capello, Assistant General Counsel and Assistant Secretary of Pfizer (included in Exhibit 5.1).
99.1	Press release of Pfizer dated October 30, 2009 announcing the completion of the acquisition of Wyeth.